SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 29, 2009
                                                           ------------

                               PACTIV CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

1-15157                                                               36-2552989
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(Commission File Number)                        (IRS Employer Identification No)


               1900 West Field Court, Lake Forest, Illinois 60045
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 482-2000

Item 5.04. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

On May 29, 2009, Pactiv Corporation (the "Company") sent a notice ("Blackout Notice") to participants in the Pactiv Hourly 401(k) Savings and Investment Plan and the Pactiv 401(k) Savings and Investment Plan (together, the "Plans") regarding an upcoming blackout period. The blackout period will begin as of the market close (generally 4:00 P.M. Eastern time) on July 1, 2009, and will end as of July 7, 2009. A copy of the Blackout Notice is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

The blackout is being imposed in order to merge the Plans' Pactiv Stock Match Fund with the Pactiv Stock Fund. To complete the merger, the Company must temporarily freeze transactions involving assets in the Pactiv Stock Match Fund. The blackout period will impact participants in the Plans who have invested any portion of their accounts in the Pactiv Stock Match Fund (which holds the Company's common stock). During the blackout period, participants invested in the Pactiv Stock Match Fund will be unable to initiate loans, withdrawals, exchanges or distributions of any portion of their account balances that are invested in the Pactiv Stock Match Fund. (The blackout period will not affect transactions involving assets in the Pactiv Stock Fund.)

On May 29, 2009, the Company also sent a notice (the "Director/Officer Notice") to its directors and executive officers advising them of the blackout period. The Director/Officer Notice provides that, during the blackout period, directors and executive officers of the Company may not directly or indirectly purchase, sell, or otherwise acquire or transfer the shares of the common stock of the Company, or any option or other derivative security granting the right to purchase or sell shares of the common stock of the Company, except as otherwise permitted by law. A copy of the Director/Officer Notice is attached hereto as
Exhibit 99.2 and is incorporated herein by reference.

At this time, the Company expects the blackout period to last for the period described above. The Company will provide participants in the Plans and each of its directors and executive officers with updated notices regarding any change to the blackout period should such dates change. The Company will also update the Securities and Exchange Commission by filing an amended Current Report on Form 8-K if such dates change.

Any inquiries regarding the blackout period should be directed to the Company's General Counsel Joseph Doyle, at 847-482-2409, or by writing to Mr. Doyle at Pactiv Corporation, 1900 W. Field Court, Lake Forest, Illinois, 60045.

Item 9.01(d).  Exhibits.

Exhibit Number Description
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99.1           Notice dated May 29, 2009, to  participants  in the Pactiv Hourly
               401(k) Savings and Investment Plan and the Pactiv 401(k) Savings and Investment Plan Regarding Pactiv Match Fund Blackout

99.2 Notice dated May 29, 2009, to Directors and Executive Officers of Pactiv Corp. Regarding Pactiv Match Fund Blackout

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 29, 2009


PACTIV CORPORATION

By: /s/ Joseph E. Doyle
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    Joseph E. Doyle
    Vice President and General Counsel